UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 16, 2023

Plumas Bancorp

(Exact name of registrant as specified in its charter)

California	000-49883	75-2987096
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5525 Kietzke Lane, Suite 100, Reno, Nevada	89511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code         (775) 786-0907

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, no par value	PLBC	The NASDAQ Stock Market LLC

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the California General Corporation Law (the “CGCL”), and a periodic review of the bylaws of Plumas Bancorp (the “Company”), the Company’s board of directors (the “Board”) approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective.

Among other things, the Amended and Restated Bylaws:
o	Permit shareholder meetings to be conducted in-person and electronically, or solely by electronics means, subject to the applicable provisions of the CGCL;

o	authorize the Board to adopt rules and procedures for the conduct for shareholder meetings;

o	require that a shareholder soliciting proxies from other shareholders use a proxy card color other than white;

o
revise the procedures and disclosure requirements in the advance notice bylaw provision for shareholders’ nominations of director candidates, including requiring certain information, representations and disclosures from a nominating shareholder and proposed nominees and requiring that proposed nominees complete a questionnaire provided by the Company if requested;

o
address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), such as requiring that shareholders intending to use the Universal Proxy Rules deliver a notice to the Company certifying in writing that they will comply with the Universal Proxy Rules’ requirements and to confirm that they have complied with the Universal Proxy Rules, and to provide reasonable evidence that they have so complied, at least ten days before the shareholder meeting;

o	require that the nominating shareholder (or a qualified representative) and the nominating shareholder’s candidate(s) be present in person at the meeting for the election of directors; and

o
provide that if the election of a nominating shareholder’s nominee would cause the Company to violate the Company’s articles of incorporation, the Amended and Restated Bylaws, or any applicable law or stock exchange listing standard, then such nomination or nominations shall be disregarded.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Exhibits

Number	Description

3.1	Amended and Restated Bylaws of Plumas Bancorp
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp
(Registrant)

August 17, 2023	By:	/s/ Richard L. Belstock
Name: Richard L. Belstock Title: Chief Financial Officer